Parker Hannifin Corporation Fiscal 2023 Third Quarter Earnings Presentation May 4, 2023 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from past performance or current expectations. Among other factors which may affect future performance are: the impact of the global outbreak of COVID-19 and governmental and other actions taken in response; changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of Meggitt PLC; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; compliance costs associated with environmental laws and regulations; potential supply chain and labor disruptions, including as a result of labor shortages; threats associated with international conflicts and efforts to combat terrorism and cyber security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; local and global political and competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates (including fluctuations associated with any potential credit rating decline) and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in consumer habits and preferences; government actions, including the impact of changes in the tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including organic sales for Parker and by segment, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Gross Debt to Adjusted EBITDA, Net Debt to Adjusted EBITDA and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin and free cash flow are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Effective July 1, 2022, the company began classifying certain expenses, previously classified as cost of sales, as selling, general and administrative expenses (“SG&A”) or within other (income) expense, net. During the integration of recently acquired businesses, the company has seen diversity in practice of the classifications of certain expenses, and the reclassification was made to better align the presentation of expenses on the Consolidated Statement of Income with management’s internal reporting. The expenses reclassified from cost of sales to SG&A relate to certain administrative activities conducted in production facilities and research and development. Foreign currency transaction expense was also reclassified from cost of sales to other (income) expense, net on the Consolidated Statement of Income. These reclassifications had no impact on net income, earnings per share, cash flows, segment reporting or the financial position of the Company and were retrospectively applied to all periods presented in the financial tables of this presentation. Please visit www.PHstock.com for more information 2

FY23 Q3: Outstanding Performance  Top quartile safety performance; 17% reduction in recordable incidents  Record sales $5.1B, an increase of 24% vs. prior year; organic growth 12%1  Strong performance driving full year guidance increase  Increased the quarterly dividend 11%  Meggitt integration and synergies ahead of schedule 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. The Win Strategy & Portfolio Changes Deliver Record Performance 3

Meggitt Integration & Synergies Ahead of Schedule 4  Focusing on safety & engagement  Key leaders & structure in place  Win Strategy deployment underway  Working capital opportunities  Increasing FY23 synergies from $60m to $75m Committed to $300M of Cost Synergies by FY26 Ansty Park, UK Lean Kaizen Event (Feb 2023)

Parker Well Positioned for Long Cycle Aerospace Growth  Significant content on premier commercial and military programs  Long lifecycle programs with growing aftermarket annuity  Aerospace market recovery continues  Comprehensive offering provides a more compelling value proposition for customers  Key electrification and low carbon technologies enabling sustainable aviation 5 Aerospace & Defense Markets Now ~30% of Sales

Longer Cycle Shorter Cycle Industrial Aftermarket Longer Cycle Shorter Cycle Industrial Aftermarket FY15 FY23E Expanding Longer Cycle and Secular Trend Exposure Revenue Mix Reflects Transforming Portfolio Longer Cycle + Secular Trends FY27 Illustration Longer Cycle + Secular Trends Shorter Cycle Industrial Aftermarket 6

Portfolio Transformation Drives Record Backlog 7 1. Backlog % of NTM sales is a ratio of ending backlog of the period divided by next 12-month sales. FY23 Q3 illustration based on backlog as of 3/31/23 divided by FY23 Q4 sales guidance midpoint annualized.  Q3 Backlog +3% sequentially  ~3x increase in backlog dollars since FY16  ~2x increase in backlog coverage since FY16  Consistent growth over time $3.2 $4.2 $7.9 $10.9 27% ~55% 0% 10% 20% 30% 40% 50% 60% -1.0 1.0 3.0 5.0 7.0 9.0 11.0 13.0 FY16 FY19 FY22 FY23 Q3 Backlog ($B) % of Next 12-Months Sales1

Built for the Present & Future

Built to Perform Present  The Win Strategy™ 3.0  Top quartile safety & engagement  Lean, Kaizen, Supply Chain & Simplification  ~ 30% Aerospace exposure  Expanded international distribution 800 bps  Innovation sales 2x previous decade  New annual incentive plan 9 Better Top Line Resilience

Significant Opportunities Ahead

Future

- Longer cycle & more resilient portfolio: ~85%
- Meggitt growth & synergies
- Win Strategy performance acceleration
- Supply Chain leadership
- Simple by Design™
- Zero Defects
- Mega capital projects & secular trends

Secular Trends



Aerospace



Digital



Electrification



Clean Technology

Drivers of Margin Expansion and Organic Growth

Parker

10

Summary of Fiscal 2023 3rd Quarter Highlights

FY23 Q3 Financial Summary 1. Sales figures As Reported. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Note: FY22 Q3 As Reported: Segment Operating Margin of 20.3%, EBITDA Margin of 15.7%, Net Income of $348M, EPS of $2.67. $ Millions, except per share amounts FY23 Q3 FY23 Q3 FY22 Q3 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $5,062 $5,062 $4,086 +24% Segment Operating Margin 18.8% 23.2% 22.7% +50 bps EBITDA Margin 22.4% 24.2% 22.6% +160 bps Net Income $591 $772 $630 +22% EPS $4.54 $5.93 $4.83 +23% 12

FY23 Q3 Adjusted Earnings per Share Bridge 1. FY22 Q3 As Reported EPS of $2.67. FY23 Q3 As Reported EPS of $4.54. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 13

FY23 Q3 Segment Performance

	Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial North America	$2,343M **+11.7% Organic**	20.9%	22.9% Flat YoY	(4%)	• Solid broad-based growth continues • Productivity improvement and volume • Legacy businesses continue to outperform
Diversified Industrial International	$1,525M **+10.0% Organic**	21.6%	23.4% +70 bps YoY	(4%)	• Organic growth exceeded forecast: EMEA +11%, APAC +8.5% • Margin expansion on volume leverage, productivity and cost management
Aerospace Systems	$1,195M **+14.5% Organic**	11.2%[3]	23.5% +160 bps YoY	+25%	• Mid-20% commercial organic growth • Favorable MRO sales mix • Strong Meggitt performance & synergies
Parker	$5,062M **+11.5% Organic**	18.8%	23.2% +50 bps YoY	+2%	• Record sales & adjusted segment margin • Double digit organic growth all segments • Excellent operating execution & legacy incrementals

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.
2. Diversified Industrial orders are on a 3-month average computation and Aerospace Systems are rolling 12-month average computations. Beginning Q3 FY23 orders include acquisitions and exclude divestitures and currency.
3. Aerospace as reported segment operating margin includes one-time purchase accounting related adjustments. See Appendix for additional details and reconciliations.

Parker

14

FY23 Q3 YTD Cash Flow Performance  Cash Flow from Operations of 12.8% • An increase of 16% YoY  Free Cash Flow of 10.9%1 • Capex of 2.0% of sales  Transaction expenses: • A use of cash of ~1.5% of sales  Free Cash Flow Conversion of 111%1 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 15 $1,548 $1,390 $1,795 $1,522 Cash Flow from Operations Free Cash Flow FY22 FY23 13.3% 12.8% 11.9% 10.9% 1 $ Millions % to Sales

Capital Deployment & Leverage Highlights 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 16  11% quarterly dividend increase: • $1.48 declared on April 27, 2023 • 67 fiscal years of increasing annual dividends per share paid  Leverage at FY23 Q3: • $615M debt reduction during Q3 • 3.2x Gross Debt / Adjusted EBITDA1 • 3.1x Net Debt / Adjusted EBITDA1 • Targeting 2.0x leverage during FY25 3.8x 3.6x 3.2x Q1 FY23 Q2 FY23 Q3 FY23 Gross Debt / Adj. EBITDA1 3.6x 3.4x 3.1x Q1 FY23 Q2 FY23 Q3 FY23 Net Debt / Adj. EBITDA1

FY23 Adjusted Guidance Increased EPS Midpoint: $14.90 As Reported, $20.75 Adjusted 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 17 FY23 Q4 FY23 Reported Sales Growth ~18% ~19% Organic Sales Growth1 ~4% ~10% Adjusted Segment Operating Margin1 ~22.6% ~22.5% Adjusted EPS1 $5.32 ($5.17 - $5.47) $20.75 ($20.60 - $20.90)

Parker’s Promising Future  Highly engaged global team living up to our purpose  Continue performance acceleration from The Win Strategy™ 3.0  Strategic portfolio transformation - longer cycle & more resilient  Committed to FY27 Targets  Continue to be great generators and deployers of cash Focused on Top Quartile Performance 18

Upcoming Event Calendar 4Q FY23 Earnings Release August 3, 2023 Annual Meeting of Shareholders October 25, 2023 1Q FY24 Earnings Release November 2, 2023

Appendix  FY23 Guidance Details  Reconciliation of Organic Growth  Adjusted Amounts Reconciliation – Consolidated  Adjusted Amounts Reconciliation – Business Segment  Reconciliation of EBITDA to Adjusted EBITDA  Reconciliation of Gross and Net Debt to Adjusted EBITDA  Reconciliation of Free Cash Flow Conversion  Supplemental Sales Information – Global Technology Platforms  Reconciliation of Forecasted EPS 20

FY23 Adjusted Guidance Increased

EPS Midpoint: $14.90 As Reported, $20.75 Adjusted

Sales Growth vs. Prior Year	Reported	Organic[1]
Diversified Industrial North America	~15%	~11%
Diversified Industrial International	~3%	~9%
Aerospace Systems	~69%	~9%
Parker	**~19%**	**~10%**

Segment Operating Margins	As Reported	Adjusted[1]
Diversified Industrial North America	~20.5%	~22.6%
Diversified Industrial International	~21.3%	~22.9%
Aerospace Systems	~9.5%	~21.7%
Parker	**~18.3%**	**~22.5%**

Earnings Per Share	As Reported	Adjusted[1]
Range	**$14.75 - $15.05**	**$20.60 - $20.90**

Additional Items	As Reported	Adjusted[1]
Corporate G&A	**$198M**	**$198M**
Interest Expense	**$568M**	
Other Expense	**$174M**	**($18M)**
Reported Tax Rate	**~23%**	
Diluted Shares Outstanding	**~130M**	

Detail of Pre-Tax Adjustments to:	Segment Margins	Below Segment
Acquired Intangible Asset Amortization	**~$520M**	—
Business Realignment Charges	**~$30M**	—
Integration Costs to Achieve	**~$90M**	—
Net Gain on Divestitures	—	**($362M)**
Meggitt Acquisition Related Expenses	**$168M**	**$164M**
Meggitt Deal Contingent Forward Contracts	—	**$390M**

1. Adjusted numbers include certain non-GAAP financial measures.

21

Reconciliation of Organic Growth

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date					
Net Sales	**As Reported March 31, 2023**	**Currency**	**Divestitures**	**Acquisitions**	**Adjusted March 31, 2023**	**As Reported March 31, 2022**
Diversified Industrial:						
North America	$ 2,342,590	$ (590)	$ -	$ (92,415)	$ 2,249,585	$ 2,014,715
International						
Europe	880,962	51,074	-	(34,205)	897,831	807,298
Asia Pacific	567,954	42,315	-	(3,993)	606,276	558,823
Latin America	75,599	3,181	-	-	78,780	73,236
International	1,524,515	96,570	-	(38,198)	1,582,887	1,439,357
Total Diversified Industrial	3,867,105	95,980	-	(130,613)	3,832,472	3,454,072
Aerospace Systems	1,194,560	783	21,995	(493,584)	723,754	632,315
Total Parker Hannifin	$ 5,061,665	$ 96,763	$ 21,995	$ (624,197)	$ 4,556,226	$ 4,086,387

	As reported	Currency	Divestitures	Acquisitions	**Organic**
Diversified Industrial:					
North America	16.3 %	0.0 %	0.0 %	4.6 %	11.7 %
International					
Europe	9.1 %	(6.3)%	0.0 %	4.2 %	11.2 %
Asia Pacific	1.6 %	(7.6)%	0.0 %	0.7 %	8.5 %
Latin America	3.2 %	(4.4)%	0.0 %	0.0 %	7.6 %
International	5.9 %	(6.8)%	0.0 %	2.7 %	10.0 %
Total Diversified Industrial	12.0 %	(2.8)%	0.0 %	3.8 %	11.0 %
Aerospace Systems	88.9 %	(0.2)%	(3.5)%	78.1 %	14.5 %
Total Parker Hannifin	23.9 %	(2.4)%	(0.5)%	15.3 %	11.5 %

Parker

22

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

	Quarter-to-Date FY 2023									
	As Reported March 31, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Net Loss on Divestitures	Adjusted March 31, 2023	% of Sales
Net sales	$ 5,061,665	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	$ 5,061,665	100.0 %
Cost of sales	3,340,764	66.0 %	15,345	5,033	3,575	-	37,642	-	3,279,169	64.8 %
Selling, general and admin. expenses	868,393	17.2 %	129,802	3,208	27,669	1,299	-	-	706,415	14.0 %
Interest expense	151,993	3.0 %	-	-	-	-	-	-	151,993	3.0 %
Other (income) expense, net	(55,866)	(1.1)%	-	-	-	-	-	10,927	(66,793)	(1.3)%
Income before income taxes	756,381	14.9 %	(145,147)	(8,241)	(31,244)	(1,299)	(37,642)	(10,927)	990,881	19.6 %
Income taxes	165,421	3.3 %	34,980	1,986	7,530	313	9,072	(361)	218,941	4.3 %
Net income	590,960	11.7 %	(110,167)	(6,255)	(23,714)	(986)	(28,570)	(11,288)	771,940	15.3 %
Less: Noncontrolling interests	71	0.0 %	-	-	-	-	-	-	71	0.0 %
Net income - common shareholders	$ 590,889	11.7 %	$ (110,167)	$ (6,255)	$ (23,714)	$ (986)	$ (28,570)	$ (11,288)	$ 771,869	15.2 %
Diluted earnings per share	$ 4.54		$ (0.84)	$ (0.05)	$ (0.18)	$ (0.01)	$ (0.22)	$ (0.09)	$ 5.93	

Parker

23

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

	Quarter-to-Date FY 2022									
	As Reported March 31, 2022	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Lord Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Russia Liquidation	Adjusted March 31, 2022	% of Sales
Net sales	$ 4,086,387	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	**$ 4,086,387**	**100.0 %**
Cost of sales*	2,709,407	66.3 %	15,429	1,178	42	-	-	9,493	**2,683,265**	**65.7 %**
Selling, general and admin. expenses*	640,498	15.7 %	63,436	1,911	891	11,657	-	2,847	**559,756**	**13.7 %**
Interest expense	63,272	1.5 %	-	-	-	-	-	-	**63,272**	**1.5 %**
Other (income) expense, net*	239,221	5.9 %	-	63	-	1,067	246,983	7,717	**(16,609)**	**(0.4)%**
Income before income taxes	433,989	10.6 %	(78,865)	(3,152)	(933)	(12,724)	(246,983)	(20,057)	**796,703**	**19.5 %**
Income taxes	85,901	2.1 %	18,060	722	214	2,913	56,559	2,089	**166,458**	**4.1 %**
Net income	348,088	8.5 %	(60,805)	(2,430)	(719)	(9,811)	(190,424)	(17,968)	**630,245**	**15.4 %**
Less: Noncontrolling interests	71	0.0 %	-	-	-	-	-	-	**71**	**0.0 %**
Net income - common shareholders	$ 348,017	8.5 %	$ (60,805)	$ (2,430)	$ (719)	$ (9,811)	$ (190,424)	$ (17,968)	**$ 630,174**	**15.4 %**
Diluted earnings per share	$ 2.67		$ (0.47)	$ (0.02)	$ (0.01)	$ (0.07)	$ (1.46)	$ (0.13)	**$ 4.83**	

*Prior period amounts have been recast to reflect the income statement reclassification.

Parker

24

Adjusted Amounts Reconciliation
Business Segment Information

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2023									
	As Reported March 31, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Net Loss on Divestitures	Adjusted March 31, 2023	% of Sales[2]
Diversified Industrial:										
North America[1]	$ 489,349	20.9%	$ 44,184	$ 761	$ 2,442	$ -	$ -	$ -	$ **536,736**	**22.9%**
International[1]	329,498	21.6%	17,266	7,314	2,953	-	-	-	**357,031**	**23.4%**
Total Diversified Industrial[1]	818,847	21.2%	61,450	8,075	5,395	-	-	-	**893,767**	**23.1%**
Aerospace Systems[1]	133,905	11.2%	83,697	166	25,849	-	37,642	-	**281,259**	**23.5%**
Total segment operating income	952,752	18.8%	(145,147)	(8,241)	(31,244)	-	(37,642)	-	**1,175,026**	**23.2%**
Corporate administration	45,780	0.9%	-	-	-	-	-	-	**45,780**	**0.9%**
Income before interest and other	906,972	17.9%	(145,147)	(8,241)	(31,244)	-	(37,642)	-	**1,129,246**	**22.3%**
Interest expense	151,993	3.0%	-	-	-	-	-	-	**151,993**	**3.0%**
Other (income) expense	(1,402)	0.0%	-	-	-	1,299	-	10,927	**(13,628)**	**-0.3%**
Income before income taxes	$ 756,381	14.9%	$ (145,147)	$ (8,241)	$ (31,244)	$ (1,299)	$ (37,642)	$ (10,927)	$ **990,881**	**19.6%**

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

Parker

25

Adjusted Amounts Reconciliation
Business Segment Information

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2022									
	As Reported March 31, 2022	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Lord Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Russia Liquidation	Adjusted March 31, 2022	% of Sales[2]
Diversified Industrial:										
North America[1]	$ 413,998	20.5%	$ 47,408	$ 355	$ 297	$ -	$ -	$ -	$ 462,058	22.9%
International[1]	298,475	20.7%	18,704	2,416	636	-	-	6,257	326,488	22.7%
Total Diversified Industrial[1]	712,473	20.6%	66,112	2,771	933	-	-	6,257	788,546	22.8%
Aerospace Systems[1]	119,016	18.8%	12,753	318	-	-	-	6,570	138,657	21.9%
Total segment operating income	831,489	20.3%	(78,865)	(3,089)	(933)	-	-	(12,827)	927,203	22.7%
Corporate administration	57,405	1.4%	-	-	-	-	-	-	57,405	1.4%
Income before interest and other	774,084	18.9%	(78,865)	(3,089)	(933)	-	-	(12,827)	869,798	21.3%
Interest expense	63,272	1.5%	-	-	-	-	-	-	63,272	1.5%
Other (income) expense	276,823	6.8%	-	63	-	12,724	246,983	7,230	9,823	0.2%
Income before income taxes	$ 433,989	10.6%	$ (78,865)	$ (3,152)	$ (933)	$ (12,724)	$ (246,983)	$ (20,057)	$ 796,703	19.5%

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

26

Reconciliation of EBITDA to Adjusted EBITDA 27 (Dollars in thousands) Three Months Ended (Unaudited) March 31, 2023 % of Sales 2022 % of Sales Net sales $ 5,061,665 100.0% $ 4,086,387 100.0% Net income $ 590,960 11.7% $ 348,088 8.5% Income taxes 165,421 3.3% 85,901 2.1% Depreciation 80,194 1.6% 63,832 1.6% Amortization 145,147 2.9% 78,865 1.9% Interest expense 151,993 3.0% 63,272 1.5% EBITDA 1,133,715 22.4% 639,958 15.7% Adjustments: Business realignment charges 8,241 0.2% 3,152 0.1% Meggitt costs to achieve 31,244 0.6% - 0.0% Lord costs to achieve - 0.0% 933 0.0% Acquisition-related expenses 1,299 0.0% 12,724 0.3% Loss on deal-contingent forward contracts - 0.0% 246,983 6.0% Amortization of inventory step-up to FV 37,642 0.7% - 0.0% Net loss on divestitures 10,927 0.2% - 0.0% Russia Liquidation - 0.0% 20,057 0.5% EBITDA - Adjusted $ 1,223,068 24.2% $ 923,807 22.6% EBITDA margin 22.4% 15.7 % EBITDA margin - Adjusted 24.2% 22.6%

Reconciliation of Gross and Net Debt / Adjusted EBITDA 28 (Unaudited) (Dollars in thousands) March 31, 2023 Notes payable and long-term debt payable within one year 1,992,919$ Long-term debt 11,412,304 Add: Deferred debt issuance costs 79,018 Total gross debt 13,484,241$ Cash and cash equivalents 534,831$ Marketable securities and other investments 23,466 Total cash 558,297$ Net debt (Gross debt less total cash) 12,925,944$ TTM Net Sales 18,157,083$ Net income 1,503,364$ Income tax 391,273 Depreciation 297,018 Amortization 451,490 Interest Expense 487,988 TTM EBITDA 3,131,133$ Adjustments: Business realignment charges 22,426 Costs to achieve 78,477 Acquisition-related costs 175,202 Loss on deal-contingent forward contracts 1,009,053 Gain on Aircraft Wheel & Brake divestiture (372,930) Amortization of inventory step-up to FV 167,973 Net loss on divestitures 10,927 TTM Adjusted EBITDA 4,222,261$ Gross Debt/TTM Adjusted EBITDA 3.2 Net Debt/TTM Adjusted EBITDA 3.1

Reconciliation of Gross and Net Debt / Adjusted EBITDA 29 (Unaudited) (Dollars in thousands) December 31, 2022 Notes payable and long-term debt payable within one year 1,994,333$ Long-term debt 12,025,860 Add: Deferred debt issuance costs 83,758 Total gross debt 14,103,951$ Cash and cash equivalents 756,055$ Marketable securities and other investments 21,611 Total cash 777,666$ Net debt (Gross debt less total cash) 13,326,285$ TTM Net Sales 17,181,805$ Net income 1,260,492$ Income tax 311,753 Depreciation 280,656 Amortization 385,208 Interest Expense 399,267 TTM EBITDA 2,637,376$ Adjustments: Business realignment charges 17,337 Costs to achieve 48,166 Acquisition-related costs 186,627 Loss on deal-contingent forward contracts 1,256,036 Gain on Aircraft Wheel & Brake divestiture (372,930) Amortization of inventory step-up to FV 130,331 Russia liquidation 20,057 TTM Adjusted EBITDA 3,923,000$ Gross Debt/TTM Adjusted EBITDA 3.6 Net Debt/TTM Adjusted EBITDA 3.4

Reconciliation of Gross and Net Debt / Adjusted EBITDA 30 (Unaudited) (Dollars in thousands) September 30, 2022 Notes payable and long-term debt payable within one year 1,725,077$ Long-term debt 12,238,900 Add: Deferred debt issuance costs 87,934 Total gross debt 14,051,911$ Cash and cash equivalents 502,307$ Marketable securities and other investments 19,504 Total cash 521,811$ Net debt (Gross debt less total cash) 13,530,100$ TTM Net Sales 16,331,574$ Net income 1,252,760$ Income tax 293,066 Depreciation 258,530 Amortization 321,693 Interest Expense 313,696 TTM EBITDA 2,439,745$ Adjustments: Business realignment charges 15,604 Costs to achieve 15,555 Acquisition-related costs 203,786 Loss on deal-contingent forward contracts 1,405,418 Gain on Aircraft Wheel & Brake divestiture (372,930) Amortization of inventory step-up to FV 18,358 Russia liquidation 20,057 TTM Adjusted EBITDA 3,745,593$ Gross Debt/TTM Adjusted EBITDA 3.8 Net Debt/TTM Adjusted EBITDA 3.6

Reconciliation of Free Cash Flow Conversion 31 (Unaudited) Nine Months Ended (Dollars in thousands) March 31, 2023 Net Income 1,374,458$ Cash Flow from Operations 1,794,894$ Capital Expenditures (272,603) Free Cash Flow 1,522,291$ Free Cash Flow Conversion (Free Cash Flow / Net Income) 111% (Unaudited) Nine Months Ended (Dollars in thousands) March 31, 2022 Net Income 1,187,280$ Cash Flow from Operations 1,548,438$ Capital Expenditures (158,864) Free Cash Flow 1,389,574$ Free Cash Flow Conversion (Free Cash Flow / Net Income) 117%

Supplemental Sales Information Global Technology Platforms 32 (Unaudited) (Dollars in thousands) 2023 2022 Net sales Diversified Industrial: Motion Systems $ 1,017,974 $ 895,839 Flow and Process Control 1,298,204 1,197,590 Filtration and Engineered Materials 1,550,927 1,360,643 Aerospace Systems 1,194,560 632,315 Total $ 5,061,665 $ 4,086,387 Three Months Ended March 31,

Reconciliation of EPS Q4 Fiscal Year 2023 Guidance 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 33 (Unaudited) (Amounts in dollars) Q4 Fiscal Year 2023 Forecasted earnings per diluted share $4.18 to $4.48 Adjustments: Business realignment charges 0.08 Costs to achieve 0.10 Acquisition-related intangible asset amortization expense 1.12 Tax effect of adjustments1 (0.31) Adjusted forecasted earnings per diluted share $5.17 to $5.47

Reconciliation of EPS Fiscal Year 2023 Guidance 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 34 (Unaudited) (Amounts in dollars) Fiscal Year 2023 Forecasted earnings per diluted share $14.75 to $15.05 Adjustments: Business realignment charges 0.23 Costs to achieve 0.69 Acquisition-related intangible asset amortization expense 4.00 Acquisition-related expenses 2.55 Loss on deal-contingent forward contracts 3.00 Net gain on divestitures (2.78) Tax effect of adjustments1 (1.84) Adjusted forecasted earnings per diluted share $20.60 to $20.90